MIMEDX to Acquire Sanara MedTech

Transformational Combination Creates a Leading Regenerative Medicine Company Across Numerous Surgical Subspecialties

Accelerates MIMEDX’s Strategic Priority to Expand Surgical Footprint, Nearly Doubling Surgical Revenue

Immediately Accretive to Revenue Growth, Gross Margin and Adjusted EBITDA Margin

Anticipates Over $20 Million in Run-Rate Cost Synergies

Conference Call to Discuss Transaction Alongside MIMEDX’s Second Quarter 2026 Operating and Financial Results Today at 4:30pm EDT

MARIETTA, Ga. and FORT WORTH, Tx., July 29, 2026 -- MiMedx Group, Inc. (Nasdaq: MDXG) (“MIMEDX” or the “Company”) and Sanara MedTech Inc. (“Sanara,” “Sanara MedTech”) (Nasdaq: SMTI) today announced that they have entered into a definitive merger agreement under which MIMEDX will acquire all of the outstanding shares of Sanara in a cash and stock transaction valued at $35 per Sanara share with a total enterprise value of approximately $350 million.
Sanara is solely focused on developing and commercializing regenerative products for surgical markets. With technologies targeting multiple, large addressable markets and a compelling financial profile, Sanara has a track record of delivering double-digit revenue growth as it has built its surgical commercial presence. This transaction would combine MIMEDX’s high-growth, best-in-class surgical portfolio with Sanara’s innovative surgical technologies across collagen particulate, wound irrigation and bone fixation. In addition to Sanara’s industry-leading CellerateRX® Surgical Powder, BIASURGE® Advanced Surgical Solution and additional soft tissue and musculoskeletal products, it is working towards a 2027 commercial launch of OsStic™ BioAdhesive Advanced Bone Fixation, a Breakthrough Device as designated by the U.S. Food & Drug Administration.

“We are thrilled to announce the planned combination with Sanara MedTech and look forward to welcoming their team to the MIMEDX family in the near future,” stated Joseph H. Capper, MIMEDX Chief Executive Officer. “Over the last several years, MIMEDX has demonstrated the ability to drive strong, double-digit growth in surgical end markets. With Sanara, we will accelerate this effort and meaningfully expand our reach across several subspecialties. On a combined basis, 2027 total revenue is expected to be well in excess of $400 million with an adjusted EBITDA margin expected to be over 20%.”

“This exciting transaction brings together two highly focused organizations with deep benches of talent and strong momentum in the surgical space,” said Seth Yon, Sanara’s President and Chief Executive Officer. "By combining Sanara with MIMEDX’s broad portfolio, robust commercial capabilities and commitment to innovation, we will be positioned to deepen our existing distributor relationships while expanding our presence in the operating room. The Sanara Board of Directors conducted a robust process and determined that the resulting transaction delivers a compelling and certain cash premium to shareholders while providing the opportunity to participate in the future value creation of the combined company. I am grateful to the outstanding Sanara team for their focus, hard work and dedication, and I look forward to bringing our teams together to build a stronger business with even greater opportunity in surgical care.”

Strategic and Financial Benefits of the Transaction

This merger of MIMEDX and Sanara is expected to result in a stronger long-term growth profile with significantly expanded addressable markets and positions the combined company as a leader in regenerative medicine solutions for the operating room.

•Expands Product Offering with Differentiated, Innovative Technologies: The combination creates a larger, more diversified surgical technology platform, combining Sanara’s portfolio of proprietary, evidence-based surgical solutions, including CellerateRX Surgical Powder, BIASURGE Advanced Surgical Solution, a no-rinse irrigation solution, and exclusive distribution rights to OsStic BioAdhesive Advanced Bone Fixation, a synthetic injectable bio-adhesive, with MIMEDX's growing surgical business, further diversifying the combined company beyond soft tissue into adjacent and complementary areas such as musculoskeletal applications.
•Adds Significant Commercial Scale Through Distribution Network: Sanara's well-established U.S. hospital and surgical call-point relationships are positioned to meaningfully extend MIMEDX's commercial footprint and accelerate adoption of both companies' products across a larger, more diversified surgical customer base.

•Immediately Accretive to Financial Profile: The transaction meaningfully shifts the combined business mix, nearly doubling MIMEDX’s surgical revenue. On a combined basis, 2027 total revenue is expected to be well in excess of $400 million with an Adjusted EBITDA margin expected to be over 20%, inclusive of over $20 million of anticipated run-rate cost synergies, driving strong profitability post-close. The transaction is expected to be immediately accretive to MIMEDX's revenue growth rate, building on MIMEDX's recent surgical segment momentum.
•Strong Cultural Fit and Deep Expertise Expands Ability to Support Customers: MIMEDX and Sanara share a common, patient-first mission grounded in evidence-based healing and improved clinical outcomes. Sanara's and MIMEDX’s teams are expected to integrate seamlessly, bringing deep, long-standing relationships with surgeons and hospital customers that will strengthen the combined organization's ability to support physicians every day.

Transaction Details
Under the terms of the agreement, Sanara shareholders will receive $33.00 in cash and 0.4735 shares of MIMEDX common stock for each share of Sanara common stock they own, which represents a value of $2.00 per share, calculated based on the average closing price of MIMEDX common stock of $4.22 for the last five consecutive trading days through and including July 28, 2026. The merger consideration represents a premium of 46% to Sanara’s 30-day volume weighted average share price as of July 28, 2026.

MIMEDX expects to finance the cash portion of the transaction through a combination of cash on hand and a new, committed debt financing in the form of a $300 million term loan, which has been secured with Hayfin Capital Management, LLP. In connection with the execution and delivery of definitive documentation with respect to the debt financing by Hayfin, MIMEDX’s existing credit agreement will be terminated and all amounts outstanding will be repaid in full.

The transaction has been unanimously approved by the board of directors of both companies and is expected to close by the end of the year, subject to approval by Sanara shareholders, the receipt of required regulatory approvals and other customary closing conditions.

MIMEDX Second Quarter 2026 Operating and Financial Results
Alongside today’s announcement, the Company has also issued a press release announcing its second quarter 2026 operating and financial results. Please refer to that release, which can be found in the Investor Relations section of the Company’s website at investors.mimedx.com.

Conference Call
MIMEDX will host a conference call on Wednesday, July 29, 2026, at 4:30pm Eastern Time, during which the Company will discuss the transaction as well as its second quarter operating and financial results.

The live webcast and presentation will be accessible through the Investor Relations section of the Company’s website at investors.mimedx.com.

The conference call can be accessed using the following information:

Webcast: Click here
U.S. Investors: 877-407-6184
International Investors: 201-389-0877
Conference ID: 13761338

A replay of the webcast will be available for approximately 30 days on the Company’s website at investors.mimedx.com following the conclusion of the event.

Advisors
Centerview Partners LLC is serving as exclusive financial advisor for MIMEDX; Greenberg Traurig LLP is serving as legal advisor for MIMEDX.

Truist Securities, Inc. is serving as exclusive financial advisor for Sanara; Alston & Bird LLP is serving as legal advisor for Sanara.

About MIMEDX
MIMEDX is a pioneer and leader focused on helping humans heal. With more than a decade and a half of helping clinicians manage chronic and other hard-to-heal wounds, MIMEDX provides a leading portfolio of products for applications in the wound care, burn, and surgical sectors of healthcare. The Company’s vision is to be the leading global provider of healing solutions through relentless innovation to restore quality of life. For additional information, please visit www.mimedx.com.

About Sanara MedTech Inc.

Sanara MedTech Inc. is a medical technology company focused on developing and commercializing transformative technologies to improve clinical outcomes and reduce healthcare expenditures in the surgical market. Sanara develops, markets and distributes surgical products for use by physicians and clinicians in hospitals. Each of Sanara’s products and technologies are designed to achieve the goal of providing better clinical outcomes at a lower overall cost for healthcare systems. Sanara’s products are primarily sold in the United States surgical tissue repair market. Sanara markets and distributes CellerateRX® Surgical Collagen Powder, BIASURGE® Advanced Surgical Solution, FORTIFY TRG® Tissue Repair Graft and FORTIFY FLOWABLE® Extracellular Matrix, as well as a portfolio of advanced biologic products including: ACTIGEN® Verified Inductive Bone Matrix, ALLOCYTE® Plus Advanced Viable Bone Matrix, BiFORM® Bioactive Moldable Matrix and TEXAGEN® Amniotic Membrane Allograft to the surgical market. Sanara believes it can drive its pipeline from concept to preclinical and clinical development while meeting quality and regulatory requirements. Sanara strives to be one of the most innovative and comprehensive providers of effective surgical solutions and is continually seeking to expand its offerings for patients requiring treatments in the United States. For more information, please visit SanaraMedTech.com.

Important Cautionary Statement

This press release includes forward-looking statements, including statements regarding (i) our expectations for future financial results, including revenue and Adjusted EBITDA margin; (ii) the expected strategic and financial benefits of the proposed combination with Sanara, including anticipated cost synergies and the impact to our financial profile; (iii) the expected expansion of our surgical business following the proposed transaction; (iv) the anticipated timing, completion and financing of the proposed transaction; (v) our plans and expectations for the combined company following the closing of the proposed transaction; (vi) anticipated product launches of Sanara; and (vii) the total addressable market. Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "goal," "outlook," "potential," "will," "preliminary," "anticipate," "positioned," "strategy," and similar expressions, and are based on management's current beliefs and expectations.

Forward-looking statements are subject to risks and uncertainties, the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: (i) future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, the new reimbursement environment, and many other factors; (ii) the Company may change its plans due to unforeseen or evolving circumstances or market conditions; (iii) the results of scientific research are uncertain and may have little or no value; (iv) changes in the size of the addressable market for our products; (v) the inability of the Company to successfully or timely consummate the acquisition of Sanara, including as a result of the failure to obtain required Sanara shareholder approval, required regulatory approvals, or the satisfaction of other customary closing conditions; (vi) if the acquisition is consummated, the failure to realize the anticipated benefits or synergies of the acquisition in the timeframe expected or at all; and (vii) difficulties in integrating the operations, personnel and commercial capabilities of the Company following the closing of the transaction. The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this press release and the Company assumes no obligation to update any forward-looking statement.

Important Information and Where to Find It

In connection with the proposed transaction, MIMEDX intends to file with the SEC a registration statement on Form S-4 that will include a proxy statement of Sanara and that also constitutes a prospectus of MIMEDX. Each of MIMEDX and Sanara may also file other relevant documents with the SEC regarding the proposed transaction. This communication is not a substitute for the proxy statement/prospectus or registration statement or any other document that MIMEDX or Sanara may file with the SEC. The definitive proxy statement/prospectus (if and when available) will be mailed to stockholders of Sanara. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the registration statement and proxy statement/prospectus (if and when available) and other documents containing important information about MIMEDX, Sanara and the proposed transaction, once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by MIMEDX will be available free of charge on MIMEDX ’s website at https://investors.mimedx.com/. Copies will also be available at no charge at the Investor Relations section of Sanara’s website at https://ir.sanaramedtech.com/.
Participants in the Solicitation
Sanara, MIMEDX and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about the directors and executive officers of Sanara, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Sanara’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 17, 2026. Information about the directors and executive officers of MIMEDX, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in MIMEDX ’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on April 29, 2026. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed transaction when such materials become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from Sanara and MIMEDX using the sources indicated above.
No Offer or Solicitation
 This communication does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

MIMEDX Contact:
Matt Notarianni
Investor Relations
470-304-7291
mnotarianni@mimedx.com

Sanara MedTech Contact:

Walter Frank/John Nesbett
IMS Investor Relations
wfrank@imsinvestorrelations.com